Exhibit 99.1

EA REPORTS THIRD QUARTER FISCAL 2007 RESULTS

Q3 Net Revenue of $1.28 Billion

Digital Revenue Hits Record $115 Million Over Last Twelve Months

REDWOOD CITY, CA – February 1, 2007 – Electronic Arts (NASDAQ: ERTS) today announced preliminary financial results for its fiscal third quarter ended December 31, 2006.

Fiscal Third Quarter Results (comparisons are to the quarter ended December 31, 2005)

Net revenue for the third quarter was $1.281 billion, up one percent as compared with $1.270 billion for the prior year. Sales were driven by Need for Speed™ Carbon, FIFA 07, The Sims™ 2 Pets and Madden NFL 07 – each selling over three million copies in the quarter.

Gross profit for the quarter was $811 million, up six percent year-over-year. Net income for the quarter was $160 million as compared with $259 million for the prior year. The Company adopted Statement of Financial Accounting Standards (SFAS) No. 123(R) “Share-Based Payment” at the beginning of its fiscal year resulting in an after-tax stock-based compensation charge of $28 million or $0.09 per share in the third quarter. Diluted earnings per share were $0.50 as compared with $0.83 for the prior year.

Non-GAAP net income was $201 million as compared with $268 million a year ago. Non-GAAP diluted earnings per share were $0.63 as compared with $0.86 for the prior year. (Please see Non-GAAP Financial Measures and reconciliation information included in this release.)

Trailing twelve month operating cash flow was $520 million as compared with $733 million a year ago. The Company ended the quarter with cash, short-term investments and marketable securities of $2.6 billion.

“We are pleased with the performance of our products on next-generation consoles,” said Larry Probst, Chairman and Chief Executive Officer. “In the year ahead, we plan to build on our leadership position on both the Xbox 360 and the PLAYSTATION 3, and to significantly increase our support for the Nintendo platforms.”

“The past several years have been about investment. The coming years are about growth and reward,” said Warren Jenson, Chief Financial and Administrative Officer. “Our digital revenue hit a record $115 million over the last twelve months and our mobile revenue reached $100 million in the past nine months alone.”

Highlights (comparisons are to the quarter ended December 31, 2005)

•	Net revenue: North America – up three percent to $637 million; Europe – up one percent to $583 million; Asia – down 19 percent to $61 million. Movements in foreign currency rates positively impacted net revenue by $33 million, or three percent.

•	Need for Speed Carbon sold over eight million copies in the quarter and was a top-five title in North America and Europe.

•	Madden NFL 07 was the most popular game of 2006 in North America, selling over eight million copies since launch.

•	FIFA 07 was EA’s top-selling European title with over six million copies sold globally since launch.

•	Titles from The Sims 2 franchise sold over 10 million copies in the quarter – with The Sims 2 Pets selling over five million copies.

•	EA launched four PLAYSTATION®3 titles in the quarter resulting in 32 percent revenue share in North America.

•	In calendar year 2006, EA was the number one publisher on the Xbox 360™, PLAYSTATION 3, PlayStation®2, Xbox®, PC and PSP (PlayStation®Portable) in both North America and Europe. EA was the number two publisher on the Nintendo DS™ in Europe.

•	EA had two of the top-five titles in North America and four of the top-five titles in Europe across all platforms in calendar year 2006.

•	EA completed its acquisition of Digital Illusions in the quarter – bringing the critically acclaimed Battlefield franchise to EA.

•	EA acquired Headgate Studios, a talented development team focused exclusively on the Wii.

•	EA Partners signed an agreement to publish Pandemic Studios’ Mercenaries 2: World in Flames for the 2007 holiday season.

Business Outlook

The following forward-looking statements, as well as those made above, reflect expectations as of February 1, 2007. Results may be materially different and are affected by many factors, such as: consumer demand for next-generation consoles and the ability of the console manufacturers to produce an adequate supply of consoles to meet that demand; development delays on EA’s products; changes in foreign exchange rates; the overall global economy; the popular appeal of EA’s products; competition in the industry; EA’s effective tax rate and other factors detailed in this release and in EA’s annual and quarterly SEC filings.

Fiscal Fourth Quarter Expectations – Ending March 31, 2007

•	Net revenue is expected to be between $550 and $600 million.

•	GAAP diluted loss per share is expected to be between ($0.17) and ($0.12).

•	Non-GAAP diluted earnings per share are expected to be between roughly breakeven and $0.03. Expected non-GAAP diluted earnings per share exclude the following items from expected GAAP diluted loss per share: approximately $0.08 of estimated stock-based compensation; approximately $0.03 of amortization of intangible assets; approximately $0.02 of estimated restructuring charges; and approximately $0.02 related to the Company’s acquisition of Mythic Entertainment.

Fiscal Year Expectations – Ending March 31, 2007

•	Net revenue is expected to be between $3.025 and $3.075 billion – as compared to previous expectations of $2.950 to 3.125 billion.

•	GAAP diluted earnings per share are expected to be between $0.15 and $0.20 – up from previous expectations of breakeven to $0.15.

•

Non-GAAP diluted earnings per share are expected to be between $0.70 and $0.74 – up from previous expectations of $0.55 to $0.70. Expected non-GAAP diluted earnings per share exclude the following items from expected GAAP diluted earnings per share: approximately $0.34 of estimated stock-based compensation; approximately $0.13 of amortization of intangible assets; approximately $0.05 of estimated restructuring charges; approximately $0.03 related to our acquisition of Mythic Entertainment.

Deferred Revenue Recognition For Certain Online-Enabled Packaged Goods

The Company also announced today that, starting in fiscal 2008, the Company will begin recognizing revenue associated with certain online-enabled packaged goods games over the estimated hosting service period. As a result, the Company anticipates that a significant amount of net revenue that otherwise would have been recognized in fiscal 2008 will be recognized in fiscal 2009.

Conference Call

Electronic Arts will host a conference call today at 2:00 pm PT (5:00 pm ET) to review its results for the third quarter of fiscal 2007, its outlook for the future, and to discuss the impact of its revenue recognition policies on its fiscal 2008 results. During the course of the call, Electronic Arts may also disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live through the following dial-in number: (800) 479-9001, access code 220497, or via webcast: http://investor.ea.com.

A dial-in replay of the conference call will be provided until February 8, 2007 at (719) 457-0820, access code 220497. A webcast archive of the conference call will be available for one year at http://investor.ea.com.

Non-GAAP Financial Measures

To supplement the Company’s unaudited condensed consolidated financial statements presented in accordance with GAAP, Electronic Arts uses certain non-GAAP measures of financial performance. The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. The non-GAAP financial measures used by Electronic Arts include non-GAAP gross profit, non-GAAP operating income (loss), non-GAAP net income (loss) and historical and estimated non-GAAP diluted earnings (loss) per share. These non-GAAP financial measures exclude the following items from the Company’s statement of operations:

•	Acquired in-process technology

•	Amortization of intangibles

•	Certain litigation expenses

•	Restructuring charges

•	Stock-based compensation

•	Income tax adjustments (consisting of the income tax effect of the items listed above and certain one-time income tax adjustments)

Electronic Arts may consider whether other significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures it uses.

Beginning with the release of its first quarter results in fiscal 2008, Electronic Arts intends, on a prospective basis, to reflect the change in its deferred net revenue balance in its non-GAAP financial measures, including non-GAAP net revenue.

Electronic Arts believes that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding the Company’s performance by excluding certain items that may not be indicative of the Company’s core business, operating results or future outlook. Electronic Arts’ management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing the Company’s operating results both as a consolidated entity and at the business unit level, as well as when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate comparisons of the Company’s performance to prior periods.

In addition to the reasons stated above, which are generally applicable to each of the items Electronic Arts excludes from its non-GAAP financial measures, the Company believes it is appropriate to exclude certain items for the following reasons:

Amortization of Intangibles. When analyzing the operating performance of an acquired entity, Electronic Arts’ management focuses on the total return provided by the investment (i.e., operating profit generated from the acquired entity as compared to the purchase price paid) without taking into consideration any allocations made for accounting purposes. Because the purchase price for an acquisition necessarily reflects the accounting value assigned to intangible assets (including acquired in-process technology and goodwill), when analyzing the operating performance of an acquisition in subsequent periods, the Company’s management excludes the GAAP impact of acquired intangible assets to its financial results. Electronic Arts believes that such an approach is useful in understanding the long-term return provided by an acquisition and that investors benefit from a supplemental non-GAAP financial measure that excludes the accounting expense associated with acquired intangible assets.

In addition, in accordance with GAAP, Electronic Arts generally recognizes expenses for internally-developed intangible assets as they are incurred, notwithstanding the potential future benefit such assets may provide. Unlike internally-developed intangible assets, however, and also in accordance with GAAP, the Company generally capitalizes the cost of acquired intangible assets and recognizes that cost as an expense over the useful lives of the assets acquired (other than goodwill, which is not amortized, and acquired in-process technology, which is expensed immediately, as required under GAAP). As a result of their GAAP treatment, there is an inherent lack of comparability between the financial performance of internally-developed intangible assets and acquired intangible assets. Accordingly, Electronic Arts believes it is useful to provide, as a supplement to its GAAP operating results, a non-GAAP financial measure that excludes the amortization of acquired intangibles.

Stock-Based Compensation. Electronic Arts adopted SFAS 123(R), “Share-Based Payment” beginning in its fiscal year 2007. When evaluating the performance of its individual business units, the Company does not consider stock-based compensation charges. Likewise, the Company’s management teams exclude stock-based compensation expense from their short and long-term operating plans. In contrast, the Company’s management teams are held accountable for cash-based compensation and such amounts are included in their operating plans. Further, when considering the impact of equity award grants, Electronic Arts places a greater emphasis on overall shareholder dilution rather than the accounting charges associated with such grants.

Video game platforms have historically had a life cycle of four to six years, which causes the video game software market to be cyclical. The Company’s management analyzes its business and operating performance in the context of these business cycles, comparing Electronic Arts’ performance at similar stages of different cycles. For comparability purposes, Electronic Arts believes it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of its core business. In addition, given the Company’s adoption of SFAS 123(R), “Share-Based Payment” beginning with its fiscal year ending March 31, 2007, Electronic Arts believes that a non-GAAP financial measure that excludes stock-based compensation will facilitate the comparison of its year-over-year results.

Restructuring Charges. Although Electronic Arts has engaged in various restructuring activities over the past several years, each has been a discrete, extraordinary event based on a unique set of business objectives. Each of these restructurings has been unlike its predecessors in terms of its operational implementation, business impact and scope. The Company does not engage in restructuring activities on a regular basis or in the ordinary course of business. As such, the Company believes it is appropriate to exclude restructuring charges from its non-GAAP financial measures.

Change in Deferred Net Revenue Balance. Beginning in fiscal 2008, Electronic Arts will no longer be able to objectively determine the fair value of the online hosting services included in certain of its packaged goods games. As a result, the Company will recognize the revenue from the sale of these games over the estimated online service period. Although Electronic Arts will defer the recognition of a significant portion of its net revenue as a result of this change, there will be no adverse impact to its operating cash flow. Internally, Electronic Arts’ management intends to reflect the change in its deferred net revenue in its non-GAAP financial measures when evaluating the Company’s operating performance, when planning, forecasting and analyzing future periods, and when assessing the performance of its management team. The Company believes that reflecting the change in deferred net revenue in its operating results is important to facilitate an understanding of the cash characteristics of its business, as well as comparisons to prior periods during which the Company’s accounting policies did not result in the deferral of significant amounts of similar net revenue.

In the financial tables below, Electronic Arts has provided a reconciliation of the most comparable GAAP financial measure to each of the historical non-GAAP financial measures used in this press release.

Forward-Looking Statements

Some statements set forth in this release, including the estimates under the headings “Business Outlook” and “Deferred Revenue Recognition For Certain Online-Enabled Packaged Goods” contain forward-looking statements that are subject to change. Statements including words such as “anticipate”, “believe”, “estimate” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Some of the factors which could cause the Company’s results to differ materially from its expectations include the following: the consumer demand for, and the availability of an adequate supply of, current-generation and next-generation hardware units (including the Xbox 360™ video game and entertainment system, the PLAYSTATION®3 computer entertainment system and the Wii™); the Company’s ability to predict consumer preferences among competing hardware platforms; consumer spending trends; the seasonal and cyclical nature of the interactive game segment; timely development and release of Electronic Arts’ products; competition in the interactive entertainment industry; the Company’s ability to manage expenses during the remainder of fiscal year 2007; the Company’s ability to attract and retain key personnel; changes in the Company’s effective tax rates; adoption of new accounting regulations and standards; potential regulation of the Company’s products in key territories; developments in the law regarding protection of the Company’s products; fluctuations in foreign exchange rates; the Company’s ability to secure licenses to valuable entertainment properties on favorable terms; and other factors described in the Company’s Annual Report on Form 10-K for the year ended March 31, 2006 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2006. These forward-looking statements speak only as of February 1, 2007. Electronic Arts assumes no obligation and does not intend to update these forward-looking statements, including those made under the “Business Outlook” and “Deferred Revenue Recognition For Certain Online-Enabled Packaged Goods” headings. In addition, the financial results set forth in this release are estimates based on information currently available to Electronic Arts. While Electronic Arts believes these estimates are meaningful, they could differ from the actual amounts that Electronic Arts ultimately reports in its Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2006. Electronic Arts assumes no obligation and does not intend to update these estimates prior to filing its Form 10-Q for the fiscal quarter ended December 31, 2006.

About Electronic Arts

Electronic Arts Inc. (EA), headquartered in Redwood City, California, is the world’s leading interactive entertainment software company. Founded in 1982, the company develops, publishes, and distributes interactive software worldwide for videogame systems, personal computers, cellular handsets and the Internet. Electronic Arts markets its products under four brand names: EA SPORTSTM, EATM, EA SPORTS BIGTM and POGOTM. In fiscal 2006, EA posted revenue of $2.95 billion and had 27 titles that sold more than one million copies. EA’s homepage and online game site is www.ea.com. More information about EA’s products and full text of press releases can be found on the Internet at http://info.ea.com.

All trademarks are the property of their respective owners.

For additional information, please contact:
Tricia Gugler	Jeff Brown
Director, Investor Relations	Vice President, Corporate Communications
650-628-7327	650-628-7922

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Operations

(in millions, except per share data)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2006	2005	2006	2005
Net revenue	$1,281	$1,270	$2,478	$2,310
Cost of goods sold	470	502	977	937

Gross profit	811	768	1,501	1,373

Operating expenses:
Marketing and sales	165	147	350	329
General and administrative	91	58	222	160
Research and development	330	206	783	571
Amortization of intangibles	7	1	20	3
Acquired in-process technology	1	—	3	—
Restructuring charges	2	9	12	9

Total operating expenses	596	421	1,390	1,072

Operating income	215	347	111	301
Interest and other income, net	25	20	69	49

Income before provision for income taxes and minority interest	240	367	180	350
Provision for income taxes	84	106	83	93

Income before minority interest	156	261	97	257
Minority interest	4	(2)	4	(5)

Net income	$160	$259	$101	$252

Earnings per share:
Basic	$0.52	$0.86	$0.33	$0.83
Diluted	$0.50	$0.83	$0.32	$0.80

Number of shares used in computation:
Basic	309	301	307	304
Diluted	319	311	316	315

Non-GAAP Results (in millions, except per share data)

The following tables reconcile the Company’s net income and diluted earnings per share as presented in its Unaudited Condensed Consolidated Statements of Operations as prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) with its non-GAAP net income and non-GAAP diluted earnings per share. The Company’s non-GAAP net income and non-GAAP diluted earnings per share exclude acquired in-process technology, amortization of intangibles, certain litigation expenses, restructuring charges, and stock-based compensation. In addition, the Company’s non-GAAP net income and non-GAAP diluted earnings per share exclude income tax adjustments consisting of the income tax expense associated with the foregoing excluded items and the impact of certain one-time income tax adjustments.

	Three Months Ended December 31,		Nine Months Ended December 31,
	2006	2005	2006	2005
Net income	$160	$259	$101	$252
Change in deferred net revenue balance (a)
Acquired in-process technology	1	—	3	—
Amortization of intangibles	7	1	20	3
Certain litigation expenses	—	—	—	1
COGS amortization of intangibles	7	2	20	6
Restructuring charges	2	9	12	9
Stock-based compensation	35	—	105	1
Income tax adjustments	(11)	(3)	(33)	(14)

Non-GAAP net income	$201	$268	$228	$258

Non-GAAP diluted earnings per share	$0.63	$0.86	$0.72	$0.82
Number of shares used in non-GAAP diluted earnings per share computation	319	311	316	315

(a)	Effective April 1, 2007, the Company intends, on a prospective basis, to reflect the change in its deferred net revenue balance in its non-GAAP financial measures.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Balance Sheets

(in millions)

	December 31, 2006	March 31, 2006 (a)
ASSETS

Current assets:
Cash, cash equivalents and short-term investments	$2,411	$2,272
Marketable equity securities	235	160
Receivables, net of allowances of $228 and $232, respectively	551	199
Inventories	72	61
Deferred income taxes, net	92	86
Other current assets	170	234

Total current assets	3,531	3,012

Property and equipment, net	451	392
Investment in affiliates	6	11
Goodwill	730	647
Other intangibles, net	221	232
Other assets	104	92

TOTAL ASSETS	$5,043	$4,386

LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$170	$163
Accrued and other current liabilities	851	654
Deferred net revenue	75	52

Total current liabilities	1,096	869

Deferred income taxes, net	6	29
Other liabilities	63	68

Total liabilities	1,165	966

Minority interest	—	12

Stockholders’ equity:
Common stock	3	3
Paid-in capital	1,345	1,081
Retained earnings	2,342	2,241
Accumulated other comprehensive income	188	83

Total stockholders’ equity	3,878	3,408

TOTAL LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS’ EQUITY	$5,043	$4,386

(a)	Derived from audited financial statements.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Cash Flows

(in millions)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2006	2005	2006	2005
OPERATING ACTIVITIES
Net income	$160	$259	$101	$252
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	38	22	110	68
Stock-based compensation	35	1	105	1
Minority interest	(4)	2	(4)	5
Realized net (gains) losses on investments and sale of property and equipment	—	(2)	1	—
Tax benefit from exercise of stock options	—	25	—	117
Acquired in-process technology	1	—	3	—
Other operating activities	—	(1)	—	—
Change in assets and liabilities:
Receivables, net	(275)	(223)	(338)	(243)
Inventories	(2)	(2)	(7)	(11)
Other assets	49	(19)	63	(35)
Accounts payable	(34)	16	1	50
Accrued and other liabilities	238	196	125	32
Deferred net revenue	21	4	23	23

Net cash provided by operating activities	227	278	183	259

INVESTING ACTIVITIES
Capital expenditures	(32)	(31)	(118)	(87)
Proceeds from sale of marketable equity securities	—	—	—	4
Purchase of investment in affiliates	(1)	(1)	(1)	(2)
Proceeds from sale of investment in affiliate	—	2	—	2
Proceeds from maturities and sales of short-term investments	231	627	911	948
Purchase of short-term investments	(484)	(66)	(1,088)	(347)
Acquisition of subsidiaries, net of cash acquired	(27)	—	(94)	(3)
Other investing activities	—	(2)	2	(2)

Net cash provided by (used in) investing activities	(313)	529	(388)	513

FINANCING ACTIVITIES
Proceeds from sale of common stock through employee stock plans and other plans	48	91	133	151
Excess tax benefit from stock-based compensation	15	—	27	—
Repayment of note assumed in connection with acquisition	—	—	(14)	—
Repurchase and retirement of common stock	—	—	—	(709)

Net cash provided by (used in) financing activities	63	91	146	(558)

Effect of foreign exchange on cash and cash equivalents	10	(11)	16	(22)

Increase (decrease) in cash and cash equivalents	(13)	887	(43)	192
Beginning cash and cash equivalents	1,212	575	1,242	1,270

Ending cash and cash equivalents	1,199	1,462	1,199	1,462
Short-term investments	1,212	1,094	1,212	1,094

Ending cash, cash equivalents and short-term investments	$2,411	$2,556	$2,411	$2,556

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in millions, except per share data, SKU count and Headcount)

	Q3 FY06	Q4 FY06	Q1 FY07	Q2 FY07	Q3 FY07	YOY % Change
CONSOLIDATED FINANCIAL DATA
Net revenue	1,270	641	413	784	1,281	1%
Net revenue - trailing twelve months (“TTM”)	2,863	2,951	2,999	3,108	3,119	9%

Gross profit	768	397	245	445	811	6%
Gross margin - % of net revenue	60%	62%	59%	57%	63%
Gross profit - TTM	1,693	1,770	1,801	1,855	1,898	12%
Gross margin - TTM % of net revenue	59%	60%	60%	60%	61%

Operating income (loss)	347	25	(119)	14	215	(38)%
Operating income (loss) margin - % of net revenue	27%	4%	(29)%	2%	17%
Operating income - TTM	300	325	302	267	135	(55)%
Operating income margin - TTM % of net revenue	10%	11%	10%	9%	4%

Net income (loss)	259	(16)	(81)	22	160	(38)%
Diluted earnings (loss) per share	$0.83	$(0.05)	$(0.26)	$0.07	$0.50	(40)%
Net income - TTM	260	236	213	184	85	(67)%
Diluted earnings per share - TTM	$0.82	$0.75	$0.68	$0.59	$0.26	(68)%

CASH FLOW DATA
Operating cash flow	278	337	(38)	(6)	227	(18)%
Operating cash flow - TTM	733	596	589	571	520	(29)%

Capital expenditures	31	36	38	48	32	3%
Capital expenditures - TTM	131	123	128	153	154	18%

BALANCE SHEET DATA
Cash, cash equivalents and short term investments	2,556	2,272	2,231	2,172	2,411	(6)%
Marketable equity securities	167	160	166	204	235	41%
Receivables, net	567	199	41	267	551	(3)%
Inventories	76	61	59	67	72	(5)%
Deferred net revenue	58	52	55	54	75	29%

STOCK-BASED COMPENSATION
Cost of goods sold	—	—	—	1	—
Marketing and sales	—	—	5	4	5
General and administrative	—	1	11	9	10
Research and development	—	1	21	19	20

Total Stock-Based Compensation	—	2	37	33	35

STOCK-BASED COMPENSATION - as a % of Net Revenue
Cost of goods sold	—	—	—	—	—
Marketing and sales	—	—	1%	1%	—
General and administrative	—	—	3%	1%	1%
Research and development	—	—	5%	2%	2%

Total Stock-Based Compensation	—	—	9%	4%	3%

OTHER
Employees	6,819	7,175	7,116	7,517	7,761	14%
Diluted weighted-average shares	311	304	306	315	319

GEOGRAPHIC REVENUE MIX
North America	618	340	209	512	637	3%
International	652	301	204	272	644	(1)%

Europe	577	262	169	245	583	1%
Asia	75	39	35	27	61	(19)%

Net Revenue	1,270	641	413	784	1,281	1%

GEOGRAPHIC REVENUE MIX - as a % of Net Revenue
North America	49%	53%	51%	65%	50%
International	51%	47%	49%	35%	50%

Europe	45%	41%	41%	31%	45%
Asia	6%	6%	8%	4%	5%

Net Revenue	100%	100%	100%	100%	100%

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in millions, except per share data, SKU count and Headcount)

	Q3 FY06	Q4 FY06	Q1 FY07	Q2 FY07	Q3 FY07	YOY % Change
PLATFORM REVENUE MIX
Sony PlayStation 2	495	211	99	269	400	(19)%
Xbox 360	76	64	61	166	172	126%
Xbox	152	68	23	65	62	(59)%
Sony PlayStation 3	—	—	—	—	41	N/M
Nintendo GameCube	69	17	11	14	32	(54)%
Wii	—	—	—	—	29	N/M
Other consoles	1	—	—	—	—	(100)%

Total Consoles	793	360	194	514	736	(7)%

PC	148	104	66	86	218	47%

PSP	120	54	37	64	118	(2)%
Nintendo DS	36	11	8	14	55	53%
Game Boy Advance	35	8	7	8	21	(40)%
Cellular Handsets	1	15	33	35	35	3400%

Total Mobility	192	88	85	121	229	19%

Co-publishing and Distribution	99	52	42	39	49	(51)%

Subscription Services	16	17	16	15	24	50%
Licensing, Advertising & Other	22	20	10	9	25	14%

Total Internet Services, Licensing & Other	38	37	26	24	49	29%

Net Revenue	1,270	641	413	784	1,281	1%

PLATFORM REVENUE MIX - as a % of Net Revenue
Sony PlayStation 2	39%	33%	24%	35%	31%
Xbox 360	6%	10%	15%	21%	13%
Xbox	12%	10%	5%	8%	5%
Sony PlayStation 3	—	—	—	—	3%
Nintendo GameCube	5%	3%	3%	2%	3%
Wii	—	—	—	—	2%

Total Consoles	62%	56%	47%	66%	57%

PC	12%	16%	16%	11%	17%

PSP	9%	9%	9%	8%	9%
Nintendo DS	3%	2%	2%	2%	4%
Game Boy Advance	3%	1%	2%	1%	2%
Cellular Handsets	—	2%	8%	4%	3%

Total Mobility	15%	14%	21%	15%	18%

Co-publishing and Distribution	8%	8%	10%	5%	4%

Subscription Services	1%	3%	4%	2%	2%
Licensing, Advertising & Other	2%	3%	2%	1%	2%

Total Internet Services, Licensing & Other	3%	6%	6%	3%	4%

Net Revenue	100%	100%	100%	100%	100%

Platform SKU Release Mix
Sony PlayStation 2	8	8	2	8	6	(25)%
Xbox 360	5	2	2	7	5	—
Xbox	8	8	2	7	2	(75)%
Sony PlayStation 3	—	—	—	—	4	N/M
Nintendo GameCube	5	1	1	2	2	(60)%
Wii	—	—	—	—	2	N/M

Total Consoles	26	19	7	24	21	(19)%

PC	7	7	5	6	9	29%

PSP	8	2	2	9	5	(38)%
Nintendo DS	5	1	1	2	3	(40)%
Game Boy Advance	3	—	1	2	3	—

Total Mobility	16	3	4	13	11	(31)%

Total SKUs	49	29	16	43	41	(16)%

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Fact Sheet for Q3 Fiscal 2007

Q3 Product Releases	Platform
• EA SPORTS™ Cricket 07	PlayStation®2
• Need For Speed™ Carbon	PlayStation 2
• Need For Speed Carbon Collectors Edition	PlayStation 2
• NFL STREET 3	PlayStation 2
• SUPERMAN RETURNS™: THE VIDEOGAME	PlayStation 2
• The Sims™ 2 Pets	PlayStation 2
• FIFA 07	XBOX 360™
• Need For Speed Carbon	XBOX 360
• Need For Speed Carbon Collectors Edition	XBOX 360
• SUPERMAN RETURNS: THE VIDEOGAME	XBOX 360
• Tiger Woods PGA TOUR 07	XBOX 360
• Need For Speed Carbon	Xbox®
• SUPERMAN RETURNS: THE VIDEOGAME	Xbox
• EA SPORTS™ Fight Night Round 3	PlayStation®3
• Madden NFL 07	PlayStation 3
• Need For Speed Carbon	PlayStation 3
• Tiger Woods PGA TOUR® 07	PlayStation 3
• Need For Speed Carbon	Nintendo GameCube™
• The Sims 2 Pets	Nintendo GameCube
• Madden NFL 07	Wii™
• Need For Speed Carbon	Wii
• Battlefield 2142™	PC
• EA SPORTS Cricket 07	PC
• Dark Age of Camelot® Labyrinth of the Minotaur	PC
• Need For Speed Carbon	PC
• Need For Speed Carbon Collectors Edition	PC
• The Lord of the Rings™, The Battle for Middle-earth™ II, The Rise of the Witch-king™	PC
• The Sims 2 Holiday Edition	PC
• The Sims 2 Happy Holiday Stuff	PC
• The Sims 2 Pets	PC
• EA™ REPLAY	PSP™
• Medal of Honor Heroes™	PSP
• Need For Speed Carbon Own the City	PSP
• NFL STREET 3	PSP
• The Sims 2 Pets	PSP
• Need For Speed Carbon Own the City	Nintendo DS™
• SUPERMAN RETURNS: THE VIDEOGAME	Nintendo DS
• The Sims 2 Pets	Nintendo DS
• Need For Speed Carbon Own the City	Game Boy® Advance
• SUPERMAN RETURNS: FORTRESS OF SOLITUDE™	Game Boy Advance
• The Sims 2 Pets	Game Boy Advance
• EA SPORTS NBA Live 07	Cellular Handsets
• EA SPORTS Fight Night Round 3	Cellular Handsets
• Medal of Honor	Cellular Handsets
• The Sims 2 Pets	Cellular Handsets
• EA SPORTS FIFA 07	Cellular Handsets
• Need For Speed: Carbon	Cellular Handsets
• Dakar™ 2007	Cellular Handsets
• EA Sudoku	iPod®
• Royal Solitaire	iPod

Co-pub, International only and Others (not in SKU count)
• FIFA Manager 07 (a)	PC
• Half-Life® 2 Holiday 2006 Collection (b)	PC

(a)	Co-Published
(b)	Distribution Deals

All trademarks are the property of their respective owners.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Reconciliation of GAAP to Non-GAAP Results

(in millions, except per share data)

The following tables reconcile the Company’s gross profit, operating income (loss), net income (loss) and diluted earnings (loss) per share as presented in its Unaudited Condensed Consolidated Statements of Operations as prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) with its non-GAAP gross profit, non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP earnings (loss) per share. The Company’s non-GAAP gross profit excludes COGS amortization of intangibles and stock-based compensation. The Company’s non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP diluted earnings (loss) per share exclude acquired in-process technology, amortization of intangibles, certain litigation expenses, restructuring charges, and stock-based compensation. In addition, the Company’s non-GAAP net income (loss) and non-GAAP diluted earnings (loss) per share exclude income tax adjustments consisting of the income tax expense associated with the foregoing excluded items and the impact of certain one-time income tax adjustments.

	Q3 FY06	Q4 FY06	Q1 FY07	Q2 FY07	Q3 FY07	YOY % Change
QUARTERLY RECONCILIATION OF RESULTS
GAAP net revenue	$1,270	$641	$413	$784	$1,281	1%
Change in deferred net revenue balance (a)

Non-GAAP net revenue (a)	$1,270	$641	$413	$784	$1,281	1%

GAAP gross profit	$768	$397	$245	$445	$811	6%
Change in deferred net revenue balance (a)
COGS amortization of intangibles	2	4	6	7	7
Stock-based compensation	—	—	—	1	—

Non-GAAP gross profit	$770	$401	$251	$453	$818	6%

Non-GAAP gross margin-% of non-GAAP net revenue	61%	63%	61%	58%	64%

GAAP operating income (loss)	$347	$25	$(119)	$14	$215	(38%)
Change in deferred net revenue balance (a)
Acquired in-process technology	—	7	—	2	1
Amortization of intangibles	1	4	6	7	7
Certain litigation expenses	—	(1)	—	—	—
COGS amortization of intangibles	2	4	6	7	7
Restructuring charges	9	17	6	4	2
Stock-based compensation	—	2	37	33	35

Non-GAAP operating income (loss)	$359	$58	$(64)	$67	$267	(26%)

Non-GAAP operating income (loss) margin-% of non-GAAP net revenue	28%	9%	(15%)	9%	21%

GAAP net income (loss)	$259	$(16)	$(81)	$22	$160	(38%)
Change in deferred net revenue balance (a)
Acquired in-process technology	—	7	—	2	1
Amortization of intangibles	1	4	6	7	7
Certain litigation expenses	—	(1)	—	—	—
COGS amortization of intangibles	2	4	6	7	7
Restructuring charges	9	17	6	4	2
Stock-based compensation	—	2	37	33	35
Income tax adjustments	(3)	26	(12)	(10)	(11)

Non-GAAP net income (loss)	$268	$43	$(38)	$65	$201	(25%)

Non-GAAP net income (loss) margin-% of non-GAAP net revenue	21%	7%	(9%)	8%	16%
GAAP diluted earnings (loss) per share	$0.83	($0.05)	($0.26)	$0.07	$0.50	(40%)
Non-GAAP diluted earnings (loss) per share	$0.86	$0.14	($0.12)	$0.21	$0.63	(27%)
Shares used in non-GAAP diluted earnings (loss) per share computation	311	312	306	315	319

(a)	Effective April 1, 2007, the Company intends, on a prospective basis, to reflect the change in its deferred net revenue balance in its non-GAAP financial measures.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Reconciliation of GAAP to Non-GAAP Results

(in millions, except per share data)

The following tables reconcile the Company’s gross profit, operating income (loss), net income (loss) and diluted earnings (loss) per share as presented in its Unaudited Condensed Consolidated Statements of Operations as prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) with its non-GAAP gross profit, non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP earnings (loss) per share. The Company’s non-GAAP gross profit excludes COGS amortization of intangibles and stock-based compensation. The Company’s non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP diluted earnings (loss) per share exclude acquired in-process technology, amortization of intangibles, certain litigation expenses, restructuring charges, and stock-based compensation. In addition, the Company’s non-GAAP net income (loss) and non-GAAP diluted earnings (loss) per share exclude income tax adjustments consisting of the income tax expense associated with the foregoing excluded items and the impact of certain one-time income tax adjustments.

	Q3 FY06	Q4 FY06	Q1 FY07	Q2 FY07	Q3 FY07	YOY % Change
TRAILING TWELVE MONTH RECONCILIATION OF RESULTS
GAAP net revenue	$2,863	$2,951	$2,999	$3,108	$3,119	9%
Change in deferred net revenue balance (a)

Non-GAAP net revenue (a)	$2,863	$2,951	$2,999	$3,108	$3,119	9%

GAAP gross profit	$1,693	$1,770	$1,801	$1,855	$1,898	12%
Change in deferred net revenue balance (a)
COGS amortization of intangibles	8	9	14	19	24
Stock-based compensation	—	—	—	1	1

Non-GAAP gross profit	$1,701	$1,779	$1,815	$1,875	$1,923	13%

Non-GAAP gross profit-% of non-GAAP net revenue	59%	60%	61%	60%	62%

GAAP operating income	$300	$325	$302	$267	$135	(55)%
Change in deferred net revenue balance (a)
Acquired in-process technology	5	8	7	9	10
Amortization of intangibles	4	7	12	18	24
Certain litigation expenses	22	—	—	(1)	(1)
COGS amortization of intangibles	8	9	14	19	24
Restructuring charges	10	26	32	36	29
Stock-based compensation	3	3	40	72	107

Non-GAAP operating income	$352	$378	$407	$420	$328	(7)%

Non-GAAP operating income margin-% of non-GAAP net revenue	12%	13%	14%	14%	11%

GAAP net income	$260	$236	$213	$184	$85	(67)%
Change in deferred net revenue balance (a)
Acquired in-process technology	4	8	7	9	10
Amortization of intangibles	4	7	12	18	24
Certain litigation expenses	22	—	—	(1)	(1)
COGS amortization of intangibles	8	9	14	19	24
Restructuring charges	10	26	32	36	29
Stock-based compensation	3	3	40	72	107
Income tax adjustments	(22)	12	1	1	(7)

Non-GAAP net income	$289	$301	$319	$338	$271	(6)%

Non-GAAP net income margin-% of non-GAAP net revenue	10%	10%	11%	11%	9%

GAAP diluted earnings per share	$0.82	$0.75	$0.68	$0.59	$0.26	(68)%
Non-GAAP diluted earnings per share	$0.92	$0.96	$1.03	$1.09	$0.86	(7)%

(a)	Effective April 1, 2007, the Company intends, on a prospective basis, to reflect the change in its deferred net revenue balance in its non-GAAP financial measures.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Non-GAAP Financial Information and Non-GAAP Business Metrics

(in millions, except per share data)

	Q3 FY06	Q4 FY06	Q1 FY07	Q2 FY07	Q3 FY07	YOY % Change
CONSOLIDATED NON-GAAP FINANCIAL DATA (b)
Non-GAAP net revenue	1,270	641	413	784	1,281	1%
Non-GAAP net revenue - TTM	2,863	2,951	2,999	3,108	3,119	9%

Non-GAAP gross profit	770	401	251	453	818	6%
Non-GAAP gross margin - % of non-GAAP net revenue	61%	63%	61%	58%	64%
Non-GAAP gross profit - TTM	1,701	1,779	1,815	1,875	1,923	13%
Non-GAAP gross margin - TTM % of non-GAAP net revenue	59%	60%	61%	60%	62%

Non-GAAP operating income (loss)	359	58	(64)	67	267	(26)%
Non-GAAP operating income (loss) margin -% of non-GAAP net revenue	28%	9%	(15)%	9%	21%
Non-GAAP operating income - TTM	352	378	407	420	328	(7)%
Non-GAAP operating income margin - TTM % of non-GAAP net revenue	12%	13%	14%	14%	11%

Non-GAAP net income (loss)	268	43	(38)	65	201	(25)%
Non-GAAP diluted earnings (loss) per share	$0.86	$0.14	$(0.12)	$0.21	$0.63	(27)%
Non-GAAP net income - TTM	289	301	319	338	271	(6)%
Non-GAAP diluted earnings per share - TTM	$0.92	$0.96	$1.03	$1.09	$0.86	(7)%

GAAP GEOGRAPHIC REVENUE MIX
North America	618	340	209	512	637	3%
International	652	301	204	272	644	(1)%

Europe	577	262	169	245	583	1%
Asia	75	39	35	27	61	(19)%

Net Revenue	1,270	641	413	784	1,281	1%

CHANGE IN DEFERRED NET REVENUE BALANCE GEOGRAPHIC MIX (a)
North America
International

Europe
Asia

Change In Deferred Net Revenue Balance

NON-GAAP GEOGRAPHIC REVENUE MIX
North America	618	340	209	512	637	3%
International	652	301	204	272	644	(1)%

Europe	577	262	169	245	583	1%
Asia	75	39	35	27	61	(19)%

Non-GAAP Net Revenue	1,270	641	413	784	1,281	1%

NON-GAAP GEOGRAPHIC REVENUE MIX - as a % of Non-GAAP Net Revenue
North America	49%	53%	51%	65%	50%
International	51%	47%	49%	35%	50%

Europe	45%	41%	41%	31%	45%
Asia	6%	6%	8%	4%	5%

Non-GAAP Net Revenue	100%	100%	100%	100%	100%

(a)	Effective April 1, 2007, the Company intends, on a prospective basis, to reflect the change in its deferred net revenue balance in its non-GAAP financial measures.
(b)	Please see Unaudited Reconciliation of GAAP to Non-GAAP Results.